SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        PHOENIX GOLD INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

                        PHOENIX GOLD INTERNATIONAL, INC.

                               9300 North Decatur
                             Portland, Oregon 97203
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 18, 1997
                             ----------------------


To Our Shareholders:

     The Annual Meeting of Shareholders of Phoenix Gold International, Inc., an Oregon corporation (the "Company"), will be held at 2:30 p.m., Pacific Time, on Tuesday, February 18, 1997 at the Company's executive offices, 9300 North Decatur Street, Portland, Oregon, for the following purposes:

     1. Electing directors to serve for the following year and until their successors are elected and qualified;

     2. Amending the Company's 1995 Stock Option Plan to increase the total number of shares of Common Stock reserved for award from 315,000 to 515,000 and to make certain other changes to conform to current laws;

     3. Ratifying the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1997; and

     4. Transacting such other business as may properly come before the meeting.

     Only holders of the Company's Common Stock at the close of business on December 16, 1996 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Shareholders may vote in person or by proxy.

                                            By Order of the Board of Directors,


                                            /s/ Timothy G. Johnson
                                            -----------------------------------
                                            Timothy G. Johnson
                                            Secretary
Portland, Oregon
January 15, 1997


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                        PHOENIX GOLD INTERNATIONAL, INC.
                               9300 North Decatur
                             Portland, Oregon 97203



                               ------------------

                                 PROXY STATEMENT
                       1997 ANNUAL MEETING OF SHAREHOLDERS

                               ------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Phoenix Gold International, Inc., an Oregon corporation (the "Company"), of proxies to be voted at the 1997 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 2:30 p.m., Pacific Time, on Tuesday, February 18, 1997 at the Company's executive offices, 9300 North Decatur, Portland, Oregon 97203, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed, dated and returned prior to the voting at the Meeting, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted for election of the directors named in this proxy statement, for approval of amendments to the Company's 1995 Stock Option Plan as described in this proxy statement, for ratification of the appointment of the independent auditors named in the proxy and in support of the recommendations of management on such other business as may properly come before the Meeting or any adjournemtns or postponements thereof.

     This proxy statement and form of proxy are first being mailed to shareholders on or about January 15, 1997. The Company's fiscal year ends on the last Sunday in September. For presentation convenience, the Company's financial statements indicate that its fiscal year ends on September 30.

    Any proxy may be revoked by a shareholder prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, by delivering a duly executed proxy bearing a later date or by the vote of the shareholder cast in person at the Meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by the Company's officers and regular employees or by telephone, facsimile transmission or express mail. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding proxies and proxy material to their principals.

                                     VOTING
                                     ------

     Holders of record of the Company's Common Stock on December 16, 1996 will be entitled to vote at the Meeting or any adjournments or postponements thereof. As of that date, there were 3,454,605 shares of Common Stock outstanding and entitled to vote. A majority, or 1,727,303, of these shares will constitute a quorum for the transaction of business at the Meeting. Each share of Common Stock entitles the holder to one vote on each matter that may properly come before the Meeting. Shareholders are not entitled to cumulative voting in the election of directors or any other matter. Abstentions will be counted in determining whether a quorum is present for the Meeting and will be counted as a vote "against" any proposal. Broker non-votes will also be counted in determining whether a quorum is present, but will not be counted either for or against the proposal at issue.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

     The Board of Directors currently consists of four members. The Board of Directors has nominated the following persons for election as directors to serve until the annual meeting of shareholders in 1998, or until their respective successors are elected and qualified: Keith A. Peterson, Timothy G. Johnson, Frank G. Magdlen and Matthew W. Chapman. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The four nominees for director receiving the highest number of votes will be elected to the Board of Directors.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named above.

     If any nominee is unable or unwilling to serve as a director at the date of the Meeting or any postponement or adjournment thereof, the proxies may be voted by the proxy holders named on the enclosed proxy card for a substitute nominee recommended by the present Board of Directors to fill such vacancy, or the number of directors may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees named above will be unwilling or unable to serve if elected a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. PETERSON, JOHNSON, MAGDLEN AND CHAPMAN.

     The following table sets forth certain information about the Company's directors and executive officers as of January 2, 1997:


                                                    Director or    Expiration of
 Name                  Age      Positions          Officer Since    Current Term
 ----                  ---      ---------          -------------   -------------

Keith A. Peterson      43   Chairman, President         1991            1997
                            and Chief Executive
                            Officer and Director

Timothy G. Johnson(1)  51   Executive Vice President,   1991            1997
                            Chief Operating Officer,
                            Secretary and Director

Kurt W. Ruttum         37   Vice President and          1996             --
                            General Counsel

Joseph K. O'Brien      39   Chief Financial Officer     1997             --

David D. Bills         38   Vice President - Finance    1995             --

Stephen P. Bettini     35   Vice President - Operations 1996             --

Flor O. Fernandez, Jr. 44   Vice President -            1996             --
                            Manufacturing

Frank G. Magdlen(2)    49   Director                    1995           1997

Matthew W. Chapman(2)  46   Director                    1995           1997

--------------------------
(1)  Member of the Audit Committee.

(2)  Member of both the Compensation and Audit Committees.

     Keith A. Peterson has been President and a director of the Company since its incorporation in 1991. He was appointed Chairman and Chief Executive Officer in January 1995. Mr. Peterson was Vice President of XTI-Xonix Technologies, Inc. ("XTI"), a retail and wholesale consumer electronics company, from 1986 to 1990, and was marketing manager of the Phoenix Gold division of XTI from 1990 to 1991. In 1985, Mr. Peterson founded Xonix, Inc., an audio and video cable and accessories distributor. Mr. Peterson received a B.S. degree in International Marketing from Oregon State University. In 1974 and 1975, he attended Waseda University in Tokyo, Japan, where he studied Japanese. XTI filed a voluntary petition for reorganization under Chapter 11 of the federal Bankruptcy Code in October 1991, which was subsequently converted to a Chapter 7 liquidation proceeding.

     Timothy G. Johnson has served as Vice President and Secretary and as a director of the Company since its incorporation in 1991. He was appointed Executive Vice President and Chief Operating Officer in January 1995. Mr. Johnson was operations manager of the Phoenix Gold division of XTI from 1987 to 1991.

     Kurt W. Ruttum was appointed Vice President and General Counsel of the Company in October 1996. He practiced corporate law with the firm of Tonkon, Torp, Galen, Marmaduke & Booth in Portland, Oregon from 1986 through August 1996. Mr. Ruttum received a J.D. degree from the University of Chicago Law School and a B.A. degree in economics from the University of Colorado.

     Joseph K. O'Brien was appointed Chief Financial Officer of the Company effective January 2, 1997. From 1982 through December 1996, Mr. O'Brien was an accountant with Deloitte & Touche LLP, most recently as a Senior Audit Manager. Mr. O'Brien, a certified public accountant, received B.S. and M.B.A. degrees from Portland State University.

     David D. Bills served as the controller of the Company from 1992 to 1995. He was appointed Vice President - Finance of the Company in February 1995. He was the controller of XTI from 1989 to 1992. Mr. Bills, a certified public accountant, received a B.S. degree in accounting from the University of Oregon.

     Stephen P. Bettini was appointed Vice President - Operations of the Company in December 1996. From February 1996 to December 1996, he was the manufacturing manager of the components group of FEI Company, which designs, manufactures and sells focused ion beam workstations and components using field emission technology. He was the manager of an LCD flat panel display assembly operation for Sharp Microelectronics Technology, Inc. from August 1992 to February 1996. From March 1992 to August 1992, he was a manufacturing manager for Landa Incorporated, a pressure washer manufacturer. Mr. Bettini received a B.S. degree in management from Marylhurst College.

     Flor O. Fernandez, Jr. joined the Company in May 1995 as general manager of manufacturing and was appointed Vice President - Manufacturing in March 1996. Mr. Fernandez was the Chief Operating Officer of OECO Corporation, a manufacturer of power conversion products, from 1993 to April 1995. He was a general manager at Spacelabs Medical Corporation, a medical device manufacturer, from 1987 to 1993. Mr. Fernandez received a B.S.E.E. degree from Cal Poly State University. For personal reasons, Mr. Fernandez has tendered his resignation to the Company to be effective March 31, 1997.

     Frank G. Magdlen became a director of the Company in January 1995. Mr. Magdlen has been a Vice President of U.S. Bancorp since 1990. Since 1993 he has been responsible for the investment management of private company equity interests held in trust by the Trust Departments of certain bank subsidiaries of U.S. Bancorp. From 1988 to 1993, he was a Vice President of United States National Bank of Oregon where he worked in the Corporate Finance/Merchant Banking Division. Mr. Magdlen received a B.B.A. in finance from the University of Portland and an M.B.A. in finance from the University of Southern California.

     Matthew W. Chapman became a director of the Company in June 1995. Mr. Chapman has been the Chief Executive Officer and a director of CFI ProServices, Inc. ("CFI") since 1987. CFI is a supplier of software to the financial services industry for processing customer transactions. Prior to joining CFI, Mr. Chapman practiced law for thirteen years, representing financial institutions in Oregon and Washington. Mr. Chapman has a B.A. from the University of Portland in economics and a J.D. from the University of Oregon.

     Pursuant to the Company's Articles of Incorporation, at any time when the Board of Directors consists of six or more members, the Board will be divided into three classes serving staggered three-year terms. Directors are otherwise elected to serve one year terms. Executive officers serve at the discretion of the Board of Directors.

     During fiscal 1996, the Board of Directors held seven meetings. Keith A. Peterson attended fewer than 75 percent of these meetings. The Company maintains a standing Audit Committee and Compensation Committee, but does not maintain a standing nominating committee. The Audit Committee and the Compensation Committee each held two meetings during fiscal 1996.

     The Audit Committee consists of Messrs. Magdlen (Chairman), Chapman and Johnson. The function of the Audit Committee is to review and make recommendations to the Board of Directors with respect to the selection of the Company's independent auditors and the terms of their engagement; to review the Company's internal controls and management with respect to maintaining the Company's books and records; and to review with the independent auditors, upon completion of their audit, the results of the audit and any recommendations the auditors may have with respect to the Company's financial accounting or internal control systems.

     The Compensation Committee consists of Messrs. Magdlen and Chapman. The Compensation Committee considers and makes recommendations to the Company's Board of Directors regarding the compensation of the senior executives of the Company; considers, reviews and grants stock options and administers the Company's 1995 Stock Option Plan; and considers matters of director compensation, benefits and other forms of remuneration.

COMPENSATION OF DIRECTORS

     Pursuant to the Company's 1995 Stock Option Plan (the "Plan"), upon initial election to the Company's Board of Directors, each director who is not an employee or officer of the Company (a "nonemployee director") is automatically granted an option to purchase 5,775 shares of Common Stock and is automatically granted an option to purchase 1,400 shares of Common Stock at each subsequent meeting of the shareholders of the Company at which such director is re-elected to the Board of Directors, provided that no director may be granted automatically options to purchase more than an aggregate of 8,575 shares of Common Stock under the Plan. The exercise price for these options is the fair market value of the Common Stock on the date of grant. These options have a term of five years and become exercisable in three equal installments beginning on the first anniversary of the date of grant. Upon their respective elections to the Board of Directors in January 1995 and June 1995, Messrs. Magdlen and Chapman were each automatically granted options to purchase 5,775 shares of Common Stock. Messrs. Magdlen and Chapman were each automatically granted options to purchase 1,400 shares of Common Stock on February 12, 1996 following the 1996 annual meeting of the shareholders of the Company. See "Proposal 2:
Amendment and Approval of 1995 Stock Option Plan." Nonemployee directors of the Company receive an annual retainer of $2,500 and an additional fee of $500 for each meeting of the Board of Directors attended.

EXECUTIVE COMPENSATION
----------------------

COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

     The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer and each of the Company's executive officers who received compensation in excess of $100,000 for services rendered to the Company in all capacities for fiscal years 1996, 1995 and 1994:


                           SUMMARY COMPENSATION TABLE
                           --------------------------


                                                                             Long-term Compensation
                                                                     ----------------------------------------

                                        Annual Compensation                     Awards              Payouts
                               -----------------------------------   --------------------------   -----------

                                                                     Restricted    Securities
   Name and                                           Other Annual     Stock       underlying        LTIP        All Other
   Principal                                          Compensation     Awards     Options/SARS      Payouts    Compensation
   Position            Year    Salary ($)  Bonus ($)       ($)           ($)          (#)             ($)           ($)
----------------      -------- ----------  ---------  ------------   ----------   -------------   -----------  ------------

Keith A. Peterson,     1996     230,000        -            -             -            -               -             -
Chairman, President    1995     200,000        -            -             -            -               -             -
and Chief Executive    1994     176,410        -            -             -            -               -             -
Officer


Timothy G. Johnson     1996     201,250        -            -             -            -               -             -
Executive Vice         1995     175,000        -            -             -          96,000            -             -
President, Chief       1994     151,201        -            -             -            -                             -
Operating Officer
and Secretary


     The following table summarizes the stock options held by the persons named in the Summary Compensation Table as of September 30, 1996:

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
  ----------------------------------------------------------------------------


                                                                                               Value of Unexercised
                                                           Number of Securities             In-the-Money Options/SARs
                                                          Underlying Unexercised                       at
                            Shares                       Options/SARs at FY-End (#)                FY-End($)
                          Acquired on      Value        -----------------------------    ------------------------------
         Name            Exercise (#)   Realized ($)    Exercisable     Unexercisable    Exercisable      Unexercisable
---------------------    ------------   ------------    -----------     -------------    -----------      -------------

Timothy G. Johnson             -              -            72,000          24,000          155,760            44,400


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of November 30, 1996, certain information as to the stock ownership of (i) each person known by the Company to own beneficially 5 percent or more of the Company's outstanding Common Stock,
(ii) by each director of the Company, (iii) the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. The Company believes each named beneficial owner has sole voting and investment power with respect to the shares listed.

   Name and Address of       Amount and Nature                  Percent
    Beneficial Owner       Of Beneficial Ownership              of Class
------------------------ ---------------------------- --------------------------

Keith A. Peterson(1)              1,642,911                       47.6%

Timothy G. Johnson(1)(2)            585,814                       16.6%

Gruber & McBain Capital             229,500                        6.6%
  Management, Inc.
50 Osgood Place
San Francisco, CA 94133

Frank G. Magdlen(1)(3)                5,832                          *

Matthew W. Chapman(1)(4)              1,925                          *

All executive officers and        2,262,877                       63.4%
  directors as a group
  (7 persons)(5)

-------------------------------------
*    less than 1%

(1) Messrs. Peterson's and Johnson's address is 9300 North Decatur Street, Portland, Oregon 97203. Mr. Magdlen's address is Suite 1500, 111 S.W. Fifth Avenue, Portland, Oregon 97208. Mr. Chapman's address is 400 S.W. Sixth Avenue, Portland, Oregon 97204.

(2) Includes 84,000 shares issuable pursuant to options exercisable within 60 days after November 30, 1996.

(3) Includes 4,332 shares issuable pursuant to options exercisable within 60 days after November 30, 1996.

(4) Consists of 1,925 shares issuable pursuant to options exercisable within 60 days after November 30, 1996.

(5) Includes 113,652 shares issuable pursuant to options exercisable within 60 days after November 30, 1996.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10 percent of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations from certain of these persons that no other reports were required, the Company believes that during fiscal 1996 all filing requirements applicable to its directors, executive officers and greater than 10 percent owners were complied with, except that David D. Bills did not file timely a Form 4 with respect to a sale of shares of Common Stock which occurred in May 1996, and Frank G. Magdlen and Matthew W. Chapman each failed to file timely Forms 5 with respect to automatic grants made to them in February 1996 under the Company's 1995 Stock Option Plan of options to purchase shares of Common Stock.

          PROPOSAL 2: AMENDMENT AND APPROVAL OF 1995 STOCK OPTION PLAN
          ------------------------------------------------------------

     The Company maintains the 1995 Stock Option Plan (the "Plan") to provide incentives to the Company's key employees, consultants and outside directors. The Board of Directors believes the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent personnel and to provide an incentive for them to exert their best efforts on behalf of the Company. The Plan was adopted by the Board of Directors and approved by the shareholders in January 1995.

     As of July 1, 1996 out of a total of 315,000 shares of Common Stock reserved for issuance under the Plan, only 9,530 shares remained available for grant. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, on July 16, 1996, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 200,000 shares for issuance under the Plan, thereby increasing the total number of shares reserved for issuance under the Plan from 315,000 to 515,000.

     On December 23, 1996, the Board of Directors also approved amendments to the Plan to reflect recent changes to Rule 16b-3 under the Exchange Act, to conform the Plan to the requirements under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and to modify certain provisions of the Plan.

     Certain provisions of the Plan are described below. The complete text of the Amended and Restated 1995 Stock Option Plan, as amended by the Board of Directors on July 16, 1996 and December 23, 1996, is attached to this proxy statement as Appendix A.

DESCRIPTION OF THE PLAN AND AMENDMENTS

     ELIGIBILITY; NUMBER OF SHARES RESERVED. Employees, directors and consultants of the Company are eligible to participate in the Plan. Article VI of the Plan has been amended by the Board of Directors to increase to a total of 515,000, from 315,000, the number of shares of Common Stock that have been reserved for issuance under the Plan. As of November 30, 1996, options to purchase 399,470 shares had been granted and were outstanding or had been exercised under the Plan, and 115,530 shares remained available for issuance under future awards.

     ADMINISTRATION. The Plan is administered by a committee of nonemployee directors appointed by the Board of Directors. Section II, paragraph (o) of the Plan has been amended to incorporate by reference the definition of "Nonemployee Director" in Rule 16b-3, as such Rule may be amended from time to time; the paragraph previously defined a nonemployee director as a director who was not an employee of the Company. Rule 16b-3 defines a "Nonemployee Director," for purposes of the Company, to be a person who is not currently an officer or employee of the Company; who does not receive compensation, directly or indirectly, from the Company for services rendered as a consultant or in any capacity other than as a director, except for specified immaterial dollar amounts; who does not possess any interest in any material transaction with the Company; and who is not engaged in any material business relationship with the Company.

     The Board of Directors has delegated to the Compensation Committee of the Board (the "Committee") general authority for making awards under the Plan. The Committee determines the individuals to whom awards are made under the Plan and the price and terms of any such awards. Article IV of the Plan has been amended to eliminate the prior requirement that Committee members could only receive automatic, nondiscretionary grants of options under Article IX of the Plan.
Article V of the Plan has also been amended to permit discretionary awards to Committee members.

     TERM OF PLAN. The Plan will continue in effect until all awards granted under it have been satisfied or have expired. No further awards may be granted under the Plan after January 26, 2005.

     STOCK OPTIONS. Options granted under the Plan may be nonqualified options ("NSOs")or incentive stock options ("ISOs"). The exercise price per share of ISOs may not be less than the fair market value per share of the Common Stock on the date of grant. In the case of ISOs granted to persons who own more than 10 percent of the voting power of the Company's Common Stock on the date of grant, the price per share must be at least 110 percent of the fair market value of the Common Stock on the date of grant. The Plan limits the amount of ISOs that may become exercisable under the Plan in any year to $100,000 per optionee (based on the fair market value of the Common Stock on the date of grant). In order to comply with Section 162(m) of the Code, described below, Article V of the Plan has been amended to provide that no employee may be granted options or restricted stock awards for more than an aggregate of 100,000 shares of Common Stock in connection with the hiring of the employee or 50,000 shares of Common Stock in any calendar year otherwise. See "Tax Consequences." No monetary consideration is paid to the Company upon the granting of options.

     Options granted under the Plan generally continue in effect for the period fixed by the Committee, except that ISOs are not exercisable after the expiration of 10 years from the date of grant. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and are generally nontransferable except on death of a holder. Options generally may be exercised only while an optionee is employed by or provides services to the Company or within one year following termination of employment or service by reason of death or disability or three months following termination for any other reason. The Committee may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. In the discretion of the Committee, the exercise price of an option may be paid with certain types of consideration other than cash. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future awards are reduced by the number of shares with respect to which the option is exercised.

     Article VII of the Plan has been amended to delete the requirement that persons subject to Section 16 of the Exchange Act may not sell shares underlying an option within six months after the grant of the option.

     STOCK OPTION GRANTS TO NONEMPLOYEE DIRECTORS. Pursuant to the terms of the Plan, each individual who becomes a nonemployee director automatically receives a NSO to purchase 5,775 shares of Common Stock when the individual becomes a director. In addition, each nonemployee director automatically is granted an annual nondiscretionary NSO to purchase 1,400 shares of Common Stock, provided that no nonemployee director may automatically be granted options under the Plan for more than an aggregate of 8,575 shares. See "Proposal 1: Election of Directors -- Compensation of Directors."

     RESTRICTED STOCK AWARDS. The Plan permits the grant of restricted stock awards in such amounts, for such consideration, subject to such restrictions and on such terms as the Committee may determine. Article VIII of the Plan has been amended to delete the requirement that persons subject to Section 16 of the Exchange Act may not sell shares subject to a restricted stock award within six months after the grant of the award.

     CHANGES IN CAPITAL STRUCTURE. The Plan provides that if the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Committee in the number and kind of shares available for awards under the Plan. Article X, paragraph A of the Plan has been amended to clarify that the price of options can be adjusted in connection with changes in the Company's capital structure by providing that the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options shall be exercisable, the option price of outstanding options and any and all other matters deemed appropriate by the Committee, so that the holder's proportionate interest and economic value before and after the occurrence of the event is maintained. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of providing for options as provided above, the Committee may, in its sole discretion, provide a 30-day period prior to such event during which holders would have the right to exercise options without any limitation on exercisability after which all unexercised options would immediately terminate.

     TERMINATION OR AMENDMENT OF PLAN. The Board of Directors may terminate or amend the Plan at any time with respect to shares for which awards have not been granted, provided that certain material amendments require the approval of the shareholders. Article XI, paragraph (b) of the Plan has been amended to clarify that the price of options can be changed under Article X without shareholder approval. Article XI has also been amended to delete the provision that shareholder approval would be required to reduce any authority granted to the Committee under the Plan in contravention of Rule 16b-3 because Rule 16b-3 no longer requires a Committee with specified authority.

     MISCELLANEOUS. Article XII has been amended to delete the provision that the Plan is intended to qualify under Rule 16b-3 because Rule 16b-3 no longer requires a plan to meet specified conditions.

     Article II, paragraph l has been amended to provide that the fair market value of the Company's Common Stock shall be determined for purposes of the Plan by reference to the reported closing sale price of the Common Stock rather than the average between the high and low sales prices or between the closing bid and asked prices on the reference date.

TAX CONSEQUENCES

     Certain options granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee generally will recognize no income upon grant or upon a proper exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, any gain realized on subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. However, upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realizes ordinary income. The tax treatment for persons subject to the alternative minimum tax may be substantially different from that described above.

     Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law currently in effect, no income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt. If the shares are nontransferable and subject to forfeiture at the timpe of receipt, the employee will realize taxable income in each year in which the shares become transferable or are not subject to forfeiture, unless the employee makes an election under Section 83(b) of the Code within 30 days after the original transfer. The Company will generally be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount.

     Section 162(m) of the Code limits to $1 million per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under Treasury Department regulations, compensation received from the exercise of an option is not subject to the $1 million limit if the option and the Plan meet certain requirements. One requirement is shareholder approval at least once every five years of per-employee limits on the number of shares as to which options may be granted. Other requirements are that the option be granted by a committee of at least two outside directors and that the exercise price of the option be not less than the fair market value of the Common Stock on the date of grant.

RECOMMENDATION BY THE BOARD OF DIRECTORS

     A vote for Proposal 2 will approve the amendments to the Plan described above and will approve the Plan, as amended, for purposes of Section 162(m) of the Code. Approval of this proposal requires that the number of votes cast for approval exceeds the number of votes cast against it. Unless marked otherwise, proxies received will be voted FOR approval of the amendments to the Plan and of the Plan itself. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

               PROPOSAL 3: RATIFICATION OF APPOINTMENT OF AUDITORS
               ---------------------------------------------------

     The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending September 30, 1997. A representative of Deloitte & Touche LLP is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1997.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1997.

                                 OTHER BUSINESS
                                 --------------

     The Board of Directors knows of no other matters that will be presented for action at the Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented at the Meeting.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING
                  ---------------------------------------------

     To be eligible for inclusion in the Company's proxy materials for the 1998 annual meeting of shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to complying with the shareholder eligibility and other requirements of the Company's Amended and Restated Bylaws and of the Securities and Exchange Commission's rules governing such proposals, be received not later than September 18, 1997 by the Secretary of the Company at the Company's principal executive offices, 9300 North Decatur Street, Portland, Oregon 97203.


     A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-KSB WILL BE AVAILABLE TO ANY SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO: KURT W. RUTTUM, VICE PRESIDENT AND GENERAL COUNSEL, PHOENIX GOLD INTERNATIONAL, INC., 9300 NORTH DECATUR, PORTLAND, OREGON 97203.

                                    By order of the Board of Directors,


                                    /s/ Timothy G. Johnson
                                    -----------------------------------
                                    Timothy G. Johnson
                                    Secretary

Dated: January 15, 1997

                                   APPENDIX A
                                   ----------


                        PHOENIX GOLD INTERNATIONAL, INC.
                        (FORMERLY, JISHUDOKURITSU, INC.)
                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                                   I. PURPOSE
                                   ----------

     The purpose of the Plan is to provide a means by which selected Employees, Nonemployee Directors and Consultants may be given an opportunity to acquire stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are currently Employees, Nonemployee Directors or Consultants, to secure and retain the services of new Employees, Nonemployee Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular person as provided herein.

                                 II. DEFINITIONS
                                 ---------------

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

     a) "1934 Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     b) "Award" means, individually or collectively, any Option, Restricted Stock Award or Nonemployee Director Option.

     c) "Board" means the Board of Directors of the Company.

     d) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any such section.

     e) "Committee" means not less than two members of the Board who are selected by the Board as provided in Paragraph A of Article IV.

     f) "Common Stock" means the Common Stock, without par value, of the Company.

     g) "Company" means Phoenix Gold International, Inc., an Oregon corporation. Company" means Phoenix Gold International, Inc., an Oregon corporation.

     h) "Consultant" means any person, including an adviser, engaged by the Company to render services and who does not render such services as an Employee or Nonemployee Director.

     i) "Director" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

     j) "Disability" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     k) "Employee" means any person (including a Director) in an employment relationship with the Company.

     l) "Fair Market Value" means, as of any specified date, the reported closing sale price of the Common Stock on the composite tape on that date, or if no such price is reported on that date, on the last preceding date on which such price of the Common Stock is so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the closing sale price of Common Stock on that date, or if no such price is reported on that date, on the last preceding date on which such price of Common Stock is so reported. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

     m) "Holder" means an Employee, Consultant or a Nonemployee Director who has been granted an Award.

     n) "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code.

     o) "Nonemployee Director" means a Nonemployee Director as defined in Rule 16b-3, as such Rule may be amended from time to time.

     p) "Nonemployee Director Option" means an Award described in Article IX of the Plan.

     q) "Nonemployee Director Option Agreement" means a written agreement between the Company and a Holder with respect to a Nonemployee Director Option.

     r) "Nonstatutory Stock Option" means a stock option other than an Incentive Stock Option.

     s) "Option" means an Award described in Article VII of the Plan.

     t) "Option Agreement" means a written agreement between the Company and a Holder with respect to an Option.

     u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     v) "Plan" means the Amended and Restated 1995 Stock Option Plan of the Company, as set forth herein and as may be hereafter amended from time to time.

     w) "Restricted Stock Agreement" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

     x) "Restricted Stock Award" means an Award described in Article VIII of the Plan.

     y) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function.

     z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code; namely, any corporation in which the Company directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN
                  --------------------------------------------

     The Plan shall be effective as of January 27, 1995, the date of its adoption by the Board and the shareholders of the Company. No further Awards may be granted under the Plan after January 26, 2005. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                               IV. ADMINISTRATION
                               ------------------

     A. Composition of Committee. The Plan shall be administered by a committee which shall (i) be appointed by the Board and (ii) consist of Nonemployee Directors.

     B. Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine (i) which Employees, Nonemployee Directors and Consultants shall receive Awards, (ii) the time or times when Awards shall be granted, (iii) the type or types of Awards to be granted, and (iv) the number of shares of Common Stock which may be issued under each Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contribution to the success of the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee shall also have such additional powers as are delegated to it by the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

     C. Liability of Committee Members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

     D. Costs of Plan. The costs and expenses of administering the Plan shall be borne by the Company.

                                 V. ELIGIBILITY
                                 --------------

     Employees, Nonemployee Directors and Consultants are eligible to receive Options and Restricted Stock Awards; provided, however, only Employees are eligible to receive Incentive Stock Options. Only Nonemployee Directors are eligible to receive Nonemployee Director Options. Any Award may be granted on more than one occasion to the same person, and may include an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, or any combination thereof. No employee may be granted options or Restated Stock Awards under the Plan for more than an aggregate of 100,000 shares of Common Stock in connection with the hiring of the employee or 50,000 shares of Common Stock in any calendar year otherwise.

                         VI. SHARES SUBJECT TO THE PLAN
                         ------------------------------

     A. Aggregate Number of Shares. Subject to Article X, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 515,000 shares, after giving effect to a 109-to-one stock split declared by the Board on January 27, 1995. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award, or (ii) to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award.

     B. Stock Offered. The stock to be offered pursuant to the grant of any Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                  VII. OPTIONS
                                  ------------

     A. Option Period. The term of each Option shall be as specified by the Committee at the date of grant, except that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date of grant of such Incentive Stock Option.

     B. Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

     C. Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder's Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless
(i) at the time such Option is granted the exercise price is at least 110 percent of the Fair Market Value of the Common Stock subject to the Option and
(ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

     D. Separate Stock Certificates. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonstatutory Stock Option.

     E. Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the exercise price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value (as of the exercise date of the Option) equal to such exercise price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which the Holder is entitled upon exercise of the Option, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm and
(iii) the delivery of the exercise price from sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (a) vesting of Options, (b) tax matters (including provisions covering any applicable employee wage withholding requirements), and (c) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

     F. Exercise Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted if the Option is an Incentive Stock Option and (ii) shall be subject to adjustment as provided in Article X. An Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The exercise price of an Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

     G. Termination of Employment or Service.

          1. In the event the employment or service of a Holder of an Option by the Company terminates for any reason other than because of Disability or death, such Option may be exercised at any time prior to the expiration date of the Option or the expiration of three months after the date of such termination, whichever is the shorter period, but only if and to the extent the Holder was entitled to exercise the Option at the date of such termination.

          2. In the event the employment or service of a Holder of an Option by the Company terminates because of Disability, such Option may be exercised at any time prior to the expiration date of the Option or the expiration of one year after the date of such termination, whichever is the shorter period, but only if and to the extent the Holder was entitled to exercise the Option at the date of such termination.

          3. In the event of the death of a Holder of an Option while employed by or providing service to the Company, such Option may be exercised at any time prior to the expiration date of the Option or the expiration of one year after the date of such death, whichever is the shorter period, but only if and to the extent the Holder was entitled to exercise the Option on the date of death, and only by the person or persons to whom such Holder's rights under the Option shall pass by the Holder's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

          4. The Committee, at the time of grant or at any time thereafter, may extend the three-month and one-year expiration periods any length of time not later than the original expiration date of the Option, and may increase the portion of the Option that is exercisable, subject to such terms and conditions as the Committee may determine.

          5. To the extent that the Option of any deceased Holder or of any Holder whose employment or service terminates is not exercised within the applicable period, all further rights to purchase Common Stock pursuant to such Option shall cease and terminate.

     H. Rights As a Shareholder. The Holder of an Option under the Plan shall have no rights as a shareholder with respect to the Common Stock subject to such Option until the date of issue to the Holder of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

     I. Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become Employees as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                         VIII. RESTRICTED STOCK AWARDS
                         -----------------------------

     A. Restriction Period. At the time a Restricted Stock Award is granted, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph B of this Article VIII or Article X.

     B. Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends during the Restriction Period, to vote Common Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. Stock dividends issued with respect to Common Stock awarded pursuant to a Restricted Stock Award shall be treated as additional Common Stock covered by the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service (by retirement, Disability, death or otherwise) of a Holder prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) vesting of Awards, (ii) tax matters (including provisions (x) covering any applicable employee wage withholding requirements and (y) prohibiting an election by the Holder under
Section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine.

     C. Exercise Price and Payment. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     D. Restricted Stock Agreement. At the time any Award is granted under this
Article VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                        IX. NONEMPLOYEE DIRECTOR OPTIONS
                        --------------------------------

     A. Exercise Price. The price at which a share of Common Stock may be purchased upon exercise of a Nonemployee Director Option shall be the Fair Market Value of a share of Common Stock on the date such Nonemployee Director Option is granted.

     B. Term and Limitations on Exercise. Each Nonemployee Director Option shall be a Nonstatutory Stock Option and shall have a five-year term from the date of grant, unless earlier terminated as provided in Paragraph G of Article VII or
Article X. Each Nonemployee Director Option shall become exercisable at the rate of one-third per year on each of the first three anniversaries of the date of grant, subject to earlier exercise pursuant to Article X. If a Holder ceases to be a Director for any reason, including death or Disability, the exercise of the Option shall be subject to Paragraph G of Article VII.

     C. General Rules. Nonemployee Director Options shall be governed by the provisions of Article VII to the extent such provisions are not inconsistent with this Article IX. Each Nonemployee Director Option shall be evidenced by a Nonemployee Director Option Agreement.

     D. Automatic Grants. Immediately after the close of each shareholder meeting at which a Nonemployee Director is first elected to the Board, such Nonemployee Director shall automatically be granted a Nonemployee Director Option to purchase 5,775 shares of Common Stock. Immediately after the close of each shareholder meeting thereafter at which such Nonemployee Director is re-elected to the Board, such Nonemployee Director shall automatically be granted a Nonemployee Director Option to purchase 1,400 shares of Common Stock. Notwithstanding the foregoing, no Nonemployee Director shall be granted Nonemployee Director Options covering, in the aggregate, more than 8,575 shares of Common Stock.

                         X. CHANGES IN CAPITAL STRUCTURE
                         -------------------------------

     A. If the outstanding Common Stock is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Committee in the number and kind of shares available for Awards. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, the option price of outstanding Options and any and all other matters deemed appropriate by the Committee, so that the Holder's proportionate interest and economic value before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustments made by the Committee shall be conclusive. Any adjustment provided for in this Paragraph A of Article X shall be subject to any required shareholder action. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company, in lieu of providing for Options as provided above in this Paragraph A of Article X or in lieu of having the Options continue unchanged, the Committee may, in its sole discretion, provide a 30-day period prior to such event during which Holders shall have the right to exercise Options in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised Options shall immediately terminate.

     B. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     C. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the exercise price per share, if applicable.

                    XI. AMENDMENT AND TERMINATION OF THE PLAN
                    -----------------------------------------

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder; provided further, that the provisions of Article IX shall not be amended more than once during any period of six calendar months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided further, that the Board may not, without approval of the shareholders, amend the Plan:

          (a) to increase the maximum number of shares which may be issued on grant or exercise of an Award, except as provided in Article X;

          (b) to change the price at which an Award may be granted or exercised, except as provided in Article X;

          (c) to change the class of individuals eligible to receive Awards; or

          (d) to extend the maximum period during which Awards may be granted under the Plan.

                               XII. MISCELLANEOUS
                               ------------------

     A. No Right To An Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, a Consultant or a Nonemployee Director any right to be granted an Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Restricted Stock Agreement or Nonemployee Director Option Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.

     B. No Employment Rights Conferred. Nothing in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or (ii) interfere in any way with the right of the Company to terminate the Employee's employment (or service as a Director, in accordance with applicable corporate law, or service as a Consultant) at any time for any reason, with or without cause.

     C. Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

     D. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award granted under the Plan. No Employee, Consultant, Director, beneficiary or other person shall have any claim against the Company as a result of any such action.

     E. Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, that with the consent of the Committee, Nonstatutory Stock Options may be assigned or transferred pursuant to a qualified domestic relations order (a "QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. An Award may be exercisable during the lifetime of the Holder only by such Holder, the Holder's guardian or legal representative or the Holder's permitted assignee or transferee under a QDRO.

     F. Governing Law. To the extent that federal laws (such as the Code and the federal securities laws) do not otherwise control, the Plan shall be construed in accordance with the laws of the state of Oregon.

     G. Headings. Headings contained in the Plan are for reference purposes and shall not affect the meaning or interpretation of the Plan.

                                   APPENDIX B
                                   ----------

                                  Form of Proxy

Proxy                   PHOENIX GOLD INTERNATIONAL, INC.                   Proxy

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                              ON FEBRUARY 18, 1997

     The undersigned appoints Keith A. Peterson and Timothy G. Johnson, and each of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Phoenix Gold International, Inc. to be held on February 18, 1997 at 2:30 p.m., Pacific Time, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF AMENDMENTS TO THE 1995 STOCK OPTION PLAN AND FOR THE RATIFICATION OF AUDITORS. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     The Board of Directors recommends a vote FOR the election of Directors, FOR approval of amendments to the 1995 Stock Option Plan and FOR the ratification of auditors, as noted in proposals 1, 2 and 3, respectively.

          YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY
                ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE
                              ACCOMPANYING ENVELOPE

                  (Continued and to be signed on reverse side.)

          ------------------------------------------------------------

                        PHOENIX GOLD INTERNATIONAL, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY: / /

1.  ELECTION OF DIRECTORS --        FOR  WITHHOLD
    Nominees: Keith A. Peterson     ALL    ALL      FOR ALL (EXCEPT
    Timothy G. Johnson, Frank G.                    NOMINEE(S)
    Magdlen, Matthew W. Chapman     / /    / /      WRITTEN BELOW)


                                                    ----------------------------

2.  Proposal to approve amend-      FOR  AGAINST   ABSTAIN
    ments to 1995 Stock Option      / /    / /       / /
    Plan

3.  Proposal to ratify the          FOR  AGAINST   ABSTAIN
    appointment of Deloitte &       / /    / /       / /
    Touche LLP as the Company's
    auditors for fiscal 1997

                                                  THE UNDERSIGNED ACKNOWLEDGES
                                                  RECEIPT OF THE NOTICE OF
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                  AND OF THE PROXY STATEMENT

                                                  Dated:               , 1997
                                                        ---------------

                                                  Signature(s)
                                                              ------------------

                                                  ------------------------------
                                                  Please sign exactly as your
                                                  name appears. Joint owners
                                                  should each sign personally.
                                                  Where applicable, indicate
                                                  your official position or
                                                  representation capacity.